Scudder
Medium Term
Tax Free Fund

Annual Report
December 31, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER           (logo)

                        Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception: 4/12/83    Total Net Assets as of     Ticker Symbol:  SCMTX
                            12/31/98: $678.19 million
--------------------------------------------------------------------------------

o Scudder Medium Term Tax Free Fund posted a 5.58% total return over its most recent fiscal year ended December 31, 1998. For the one-, three-, five-, and ten-year periods ended December 31, the Fund's total returns placed it in the top one-third of municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.

o The Fund received four stars from Morningstar, reflecting an "above average" rating for risk-adjusted performance through December 31, 1998.*

o The Fund's 30-day net annualized SEC yield was 3.55% as of December 31, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 5.55% and 5.88%, respectively.


                                Table of Contents

  3 Letter from the Fund's President    25 Notes to Financial Statements
  4 Performance Update                  26 Report of Independent Accountants
  5 Portfolio Summary                   29 Tax Information
  6 Portfolio Management Discussion     30 Shareholder Meeting Results
  9 Glossary of Investment Terms        32 Officers and Trustees
 10 Investment Portfolio                33 Investment Products and Services
 21 Financial Statements                34 Scudder Solutions
 24 Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-, five-, and ten-year performance, and was rated among 1577, 1040, and 370 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                     2 - Scudder Medium Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

   Despite the fact that mainstream media -- and most investors -- tend to focus on stocks when discussing financial markets, the importance of including bonds in a well diversified portfolio cannot be overstated. Many financial professionals rank municipal bonds second only to Treasuries as secure fixed income investments. Municipals can be counted on to deliver reliable income along with substantially less price volatility when compared with most other financial instruments. Moreover, in a global financial environment where market movements are increasingly correlated, the municipal bond market is among the most independent.

   In 1998, municipals recorded modest gains amid a turbulent global financial environment: Prices of the average 10-year AAA municipal bond rose 2% during the year, on yield declines of one quarter of a percentage point. During its most recent fiscal year ended December 31, 1998, Scudder Medium Term Tax Free Fund posted a 5.58% total return based on a net asset value increase of $0.07 per share and distributions of $0.52 per share in income, $.005 per share in short-term gains, and $0.03 per share in long-term gains. Please read the Portfolio Management Discussion beginning on page 6 for additional information concerning your Fund's investment environment, strategy, and outlook.

   For those of you who are interested in new Scudder products, we recently introduced the Scudder Tax Managed Growth Fund, investing in medium- to large-sized U.S. companies, and Scudder Tax Managed Small Company Fund, which invests in small U.S. companies. Using a combination of quantitative and fundamental research, the funds will focus on companies with strong earnings growth, reasonable valuations, and favorable risk profiles. Both funds strive to maximize after-tax returns by systematically taking into account the tax implications of portfolio transactions and seeking to offset capital gains by realizing losses when appropriate. Please see pages 33 through 35 for more information on Scudder products and services.

   If you have any questions regarding Scudder Medium Term Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

   Sincerely,

   /s/Daniel Pierce

   Daniel Pierce
   President,
   Scudder Medium Term Tax Free Fund


                     3 - Scudder Medium Term Tax Free Fund

                   Performance Update as of December 31, 1998

   Fund Index Comparisons
   -------------------------------------------
                           Total Return
   --------------------------------------------
   Period
   Ended       Growth of                Average
   12/31/98    $10,000     Cumulative    Annual
   --------------------------------------------
   Scudder Medium Term Tax Free Fund
   --------------------------------------------
   1 Year      $ 10,558       5.58%     5.58%
   5 Year      $ 13,046      30.46%     5.46%
   10 Year*    $ 19,918      99.18%     7.13%
   --------------------------------------------
   Lehman Brothers Municipal Bond Index
   --------------------------------------------
   1 Year      $ 10,648       6.48%     6.48%
   5 Year      $ 13,527      35.27%     6.22%
   10 Year*    $ 22,034     120.34%     8.22%


Growth of a $10,000 Investment
------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

Yearly periods ended December 31

Scudder Medium Term Tax Free Fund
Year                      Amount
--------------------------------

'88            10000
'89            10600
'90            11267
'91            12633
'92            13761
'93            15267
'94            14733
'95            16843
'96            17520
'97            18866
'98            19918

Lehman Brothers Municipal Bond Index
Year                      Amount
--------------------------------

'88            10000
'89            11080
'90            11887
'91            13331
'92            14508
'93            16289
'94            15447
'95            18144
'96            18947
'97            20693
'98            22034


The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.


Returns and Per Share Information
---------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

Yearly periods ended December 31

CHART DATA:


                                      1989     1990     1991    1992     1993     1994     1995    1996     1997     1998
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value                     $10.04   $10.11   $10.62   $10.86  $11.36   $10.39   $11.26   $11.15  $11.41   $11.48
-----------------------------------------------------------------------------------------------------------------------------
Income Dividends                    $  .56   $  .54   $  .67   $  .65  $  .60   $  .53   $  .54   $  .53  $  .52   $  .52
-----------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions         $   --   $   --   $  .01   $  .03  $  .06   $  .05   $  .05   $  .02  $  .05   $  .04
-----------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                 6.00     6.29    12.13     8.93   10.94    -3.50    14.32     4.02    7.69     5.58
-----------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)               10.79     7.29    12.14     8.82   12.28    -5.17    17.46     4.43    9.21     4.76
-----------------------------------------------------------------------------------------------------------------------------


*On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 80.03% and 7.46%, respectively.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the total returns of the Fund for the five year and ten year periods would have been lower.


                      4 - Scudder Medium Term Tax Free Fund

                   Portfolio Summary as of December 31, 1998


Diversification
---------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Electric Utility Revenue       22%
      Core Cities/Lease              14%
      Hospital/Health                13%
      State General Obligation       12%
      School District/Lease           7%
      Other General Obligation/Lease  6%
      Sales & Special Tax             5%
      Toll Revenue/Transportation     4%
      Resource Recovery               3%
      Higher Education                3%
      Miscellaneous Municipal        11%
   --------------------------------------
                                    100%
   ======================================

The Fund is broadly diversified, with securities issued in 36 states plus the District of Columbia and the Virgin Islands.


Quality
--------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            64%
      AA                             13%
      A                              12%
      BBB                             9%
      Not Rated and Below BBB         2%
   --------------------------------------
                                    100%
   ======================================
   Weighted average quality: AA

Overall portfolio quality remains high, with over 75% of the Fund's portfolio rated AAA or AA, or of equivalent quality.


Effective Maturity
------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than 1 Year                3%
       1 - 5 years                    38%
       5 - 10 years                   44%
       10 - 15 years                  15%
   ---------------------------------------
                                     100%
   ======================================
   Weighted average effective maturity:
   6.13 years

During the period, we focused on 12- to 15- year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.










For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.


                      5 - Scudder Medium Term Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

Yields of municipal bonds declined slightly and their prices rose modestly during Scudder Medium Term Tax Free Fund's most recent fiscal year ended December 31, 1998. The Fund provided a 5.58% total return over the 12-month period, surpassing the 5.35% average return of similar funds as reported by Lipper Analytical Services, Inc. The Fund posted a 3.55% 30-day net annualized SEC yield as of December 31, equivalent to fully taxable yields of 5.55% and 5.88%, respectively, for investors in the 36% and 39.6% federal tax brackets. Comprising the Fund's total return over the period were a $0.07 increase in its net asset value to $11.48 as of December 31, plus fund distributions of $0.52 per share in income, $.005 per share in short-term gains, and $0.03 per share in long-term gains.

Scudder Medium Term Tax Free Fund's long-term returns remain highly competitive:
As shown in the accompanying table, the Fund's average annual total returns placed it in the top one-third of its peers over one-, three-, five-, and ten-year periods. Please turn to the Performance Update on page for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                         Municipals Gain Amid Turbulence

In 1998, most municipal bonds posted modest gains in the face of dramatic financial crises that rocked the global markets. In the international capital markets, the most troublesome developments were Russia's short-term debt default and ruble devaluation, Japan's continuing banking crisis and recession, the run on Brazil's currency reserves (despite an IMF stabilization package), and the near collapse of the Long Term Capital Management hedge fund. The Federal Reserve lowered short-term interest rates by one-quarter of a percentage point three times between September and November -- taking the unexpected step of adjusting interest rates between Federal Open Market Committee meetings -- in an attempt to restore order to worldwide financial markets. Though the Fed had reportedly changed to a "neutral" stance on interest rate adjustments by late in 1998, the more than 60 interest rate reductions by central banks around the



THE PRINTED DOCUMENT CONTAINS A TABLE HERE

===========================================================
Competitive Long-Term Results
(Average annual returns for periods ended
December 31, 1998)
-----------------------------------------------------------
           Scudder
            Medium
           Term Tax   Lipper              Number
             Free     average               of
             Fund      annual             Funds  Percentile
Period      return     return   Rank     tracked   Ranking
-----------------------------------------------------------
1 year       5.58%     5.35%     48   of   148     Top 32%

3 years      5.75%     5.45%     37   of   123     Top 30%

5 years      5.46%     5.17%     23   of   85      Top 27%

10 years*    7.13%     6.88%      9   of   27      Top 33%

===========================================================

Past performance does not guarantee future results.

*Scudder Medium Term Tax Free Fund adopted its current name and objective on November 1, 1990.

                     6 - Scudder Medium Term Tax Free Fund
world during this period seemed to ease fears of rampant deflation and gave encouragement to U.S. equity investors.

Municipal bonds registered modest gains compared with Treasuries during the period, as municipal yield declines lagged those of their Treasury counterparts. Over the 12 months ended December 31, 1998, yields of 10-year Treasury bonds declined more than one percentage point and their prices rose 8.6%, while yields of 10-year AAA-rated municipal bonds declined one-quarter of a percentage point, and their prices rose 2%. We attribute much of this disparity in performance to a heavy $284 billion supply of municipal bonds in 1998, the second highest volume over the past 10 years.

                                A Shift in Focus

Scudder Medium Term Tax Free Fund's primary investment goals are to generate high federally tax-free income while maintaining a significant degree of price stability. Over the past several years, our primary strategy has been to purchase noncallable bonds to provide a relatively stable income stream along with long-term price appreciation potential. While we plan to retain and take full advantage of the Fund's large existing position in noncallable bonds, we have recently felt that most noncallable bonds available for purchase did not represent attractive value. Therefore, over the course of the most recent 12-month period, the Fund shifted its emphasis toward the purchase of premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer prior to maturity. In terms of maturity, we focused primarily on 12- to 15-year bonds, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

The Fund also continues its cautious stance on the market with respect to interest rate risk, maintaining an average duration similar to that of its competitive universe. As of December 31, the Fund's average duration was 5.2 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

The Fund's overall level of portfolio quality remains high, with over 75% of the Fund's portfolio rated AAA or AA, or of equivalent quality. And diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of December 31, 1998, the Fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on page provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                           Economic Slowdown in 1999?

Shrinking corporate profit margins, a widening trade deficit, pressure on the dollar, and troubles in the emerging markets could dampen U.S. economic growth during the coming months. We do not doubt, however, the power of consumer and investor confidence to overcome adversity, as has been shown throughout the current economic expansion.

                     7 - Scudder Medium Term Tax Free Fund

With the outlook for the U.S. economy uncertain, the outlook for municipal bonds is nonetheless very positive, as yields of municipals compared with Treasuries are near historic highs. This ratio should eventually assume a more typical level, which could mean significant yield reductions and price gains for municipal bonds relative to U.S. Treasuries.

In terms of the day-to-day management of the Fund, we will continue to seek competitive returns by purchasing 12- to 15-year premium cushion bonds over the coming months. As always, we will refrain from making investment decisions based on short-term market movements and search instead for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.

Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield   /s/Philip G. Condon

Ashton P. Goodfield      Philip G. Condon


                              Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

 Scudder Medium Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

 Lead Portfolio Manager Ashton P. Goodfield assumed responsibility for the Fund's day-to-day operations in 1998. Ms. Goodfield joined the Adviser in 1986 and the Fund's team in 1989. Portfolio Manager Philip
 G. Condon joined the Adviser in 1983 and the Fund's team in 1998 and has over 16 years' experience in the investment industry.


                     8 - Scudder Medium Term Tax Free Fund

                          Glossary of Investment Terms

BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

GENERAL OBLIGATION BOND    A municipal bond backed by the "full faith and
                           credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

INFLATION                  An overall increase in the prices of goods and
                           services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace-- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

MUNICIPAL BOND             An interest-bearing debt security issued by a
                           state or local government entity.

NET ASSET VALUE (NAV)      The price per share of a mutual fund based on the
                           sum of the market value of all the securities owned by the fund divided by the number of outstanding shares.

TAXABLE EQUIVALENT YIELD   The level of yield a fully taxable instrument
                           would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

30-DAY SEC YIELD           The standard yield reference for bond funds, based
                           on a formula prescribed by the SEC. This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

TOTAL RETURN               The most common yardstick to measure the
                           performance of a fund. Total return -- annualized or compound -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                     9 - Scudder Medium Term Tax Free Fund

                  Investment Portfolio as of December 31, 1998

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Short-Term Municipal Investments 0.5%
------------------------------------------------------------------------------------------------------------------------------
Alaska
Valdez, AK, Marine Terminal Revenue, Series 1993 A, Variable Rate,
  5.1%, 12/1/2033* ...........................................................    1,100,000          A1+             1,100,000
Arizona
Maricopa County, AZ, Pollution Control Revenue, Arizona Public Service
  Corporation, Series F, Daily Demand Note, 5.0%, 5/1/2029* ..................    1,000,000          P1              1,000,000
Texas
Grapevine, TX, Industrial Development Corp., American Airlines, Series
  A2, Daily Demand Note, 4.85%, 12/1/2024* ...................................    1,000,000          P1              1,000,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $3,100,000)                                                             3,100,000
------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.5%
------------------------------------------------------------------------------------------------------------------------------
Alabama
Alabama Street Docks Department, Facilities Revenue, Series 1998, 6%,
  10/1/2007 (c) ..............................................................    1,000,000          AAA             1,130,200
Alaska
North Slope Borough, AK, General Obligation:
  Capital Appreciation, Series A, Zero Coupon, 6/30/2006 (c) .................   11,150,000          AAA             8,104,043
  Capital Appreciation, Series B, Zero Coupon, 6/30/2004 (f) .................   19,500,000          AAA            15,598,820
  Series A, Zero Coupon, 6/30/2002 (c) .......................................    3,275,000          AAA             2,855,997
  Series A, Zero Coupon, 6/30/2003 (c) .......................................    7,000,000          AAA             5,844,370
Arizona
Arizona Health Facilities Authority, Phoenix Baptist Hospital and
  Medical Center, 6.1%, 9/1/2003 (c) .........................................    2,000,000          AAA             2,193,100
Maricopa County, AZ, School District #28, Kyrene Elementary:
  Series B, Zero Coupon, 1/1/2003 (c) ........................................    4,150,000          AAA             3,546,175
  Series B, Zero Coupon, 7/1/2003 (c) ........................................    2,000,000          AAA             1,675,720
Maricopa County, AZ, Unified School District #41:
  Capital Appreciation Bond, Zero Coupon, 7/1/2003 (c) .......................    4,500,000          AAA             3,770,370
  Capital Appreciation Bond, Zero Coupon, 1/1/2004 (c) .......................    6,000,000          AAA             4,917,240
  Capital Appreciation Bond, Zero Coupon, 7/1/2006 (c) .......................    7,605,000          AAA             5,560,016
  Gilbert School, Capital Appreciation Refunding, General Obligation,
  Zero Coupon, 7/1/2005 (c) ..................................................    1,790,000          AAA             1,373,199
  Gilbert School, Zero Coupon, 1/1/2006 (c) ..................................    2,925,000          AAA             2,183,571
Salt River Project, AZ, Agricultural Improvement and Power District,
  Electrical Systems Revenue, 6.2%, 1/1/2012 .................................    1,500,000          AA              1,617,285

    The accompanying notes are an integral part of the financial statements.


                     10 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Arkansas
Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%, 11/1/2011 ...........    2,500,000          AA              2,579,325
California
California Health Facilities Finance Authority Revenue Bond, Summit
  Medical Center, Series A, 6%, 5/1/2006 (c) .................................    3,150,000          AAA             3,521,952
Central Valley, CA, Finance Authority Cogeneration Project Revenue,
  Carson Ice, General Project, 5.25%, 7/1/2013 (c) ...........................    4,480,000          AAA             4,704,672
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue,
  Senior Lien, Series A, Step-up Coupon, 0% to 1/1/2005, 7.05% to
  1/1/2009 ...................................................................    7,275,000          BBB             5,980,705
Long Beach, CA, Aquarium of the Pacific Project, 5.75%, 7/1/2005 .............    1,300,000          BBB             1,401,712
Orange County, CA, Local Transportation Authority, Sales Tax Revenue,
  Measure M, Step-down Coupon, 5.1% to 2/15/98, 4.3% to 2/15/2001 (c) ........    5,100,000          AAA             5,197,563
Orange County, CA, Special Financing Authority, Teeter Plan Revenue,
  Series C, Mandatory Put 11/1/99 at 100, 6.15%, 11/1/2014 ...................    2,600,000          A               2,659,202
San Diego, CA, Water Utility Funding, Network Systems Revenue, 5.375%,
  8/1/2012 (c) ...............................................................    2,000,000          AAA             2,142,180
Southern California Public Power Authority Power Project Revenue, Palo
  Verde Project, Series 1996 A, 6%, 7/1/2007 (c) .............................    3,000,000          AAA             3,424,110
Colorado
Boulder County, CO, Industrial Development, Revenue Refunding, May
  Department Stores, Colorado Project, Series 1992, 6.25%, 9/1/2007 ..........    3,500,000          A               3,741,220
Castle Rock Ranch, CO, Public Improvements Authority, Public Facilities
  Revenue:
  Series 1996, 6.1%, 12/1/2005 ...............................................    2,780,000          AA              3,077,933
  Series 1996, 6.5%, 12/1/2009 ...............................................    3,525,000          AA              4,121,360
Connecticut
Bristol, CT, Resource Recovery, Ogden Martin System, 6.125%, 7/1/2003 ........   10,635,000          A              11,190,466
Connecticut State Health & Educational Facilities Authority, Windham
  Community Memorial Hospital, Series 1996 C, 5.75%, 7/1/2011 ................    3,500,000          BBB             3,596,425
District of Columbia
District of Columbia, Certificate of Participation, 6.875%, 1/1/2003 .........    1,780,000          BB              1,860,331
District of Columbia, General Obligation:
  4.7%, 12/1/1999 (c) (d) ....................................................      230,000          AAA               233,365
  4.7%, 12/1/1999 (c) ........................................................    5,205,000          AAA             5,279,015
  4.85%, 6/1/2004 (c) (d) ....................................................      100,000          AAA               104,436
  4.85%, 6/1/2004 (c) ........................................................    1,900,000          AAA             1,966,842
  ETM, 4.95%, 6/1/2005** (c) (d) .............................................      195,000          AAA               204,980

    The accompanying notes are an integral part of the financial statements.


                     11 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
  4.95%, 6/1/2005 (c) ........................................................    3,745,000          AAA             3,897,571
  Refunding, Series B, Zero Coupon, 6/1/2001 (c) .............................    7,100,000          AAA             6,474,916
  Refunding, Series B, 5.3%, 6/1/2005 (c) ....................................    8,000,000          AAA             8,481,920
District of Columbia:
  Series A, 5.625%, 6/1/2002 (c) (d) .........................................      600,000          AAA               635,604
  Series A, 5.8%, 6/1/2004 (c) (d) ...........................................      510,000          AAA               555,900
  Series A, 5.875%, 6/1/2005 (c) (d) .........................................      265,000          AAA               292,266
District of Columbia, Redevelopment Land Agency, DC Sports Arena,
  Special Tax, Series 1996, 5.625%, 11/1/2010 ................................    2,055,000          BBB             2,145,728
District of Columbia, Unrefunded Balance:
  Series A, 5.625%, 6/1/2002 (c) .............................................    7,760,000          AAA             8,177,178
  Series A, 5.8%, 6/1/2004 (c) ...............................................    6,440,000          AAA             6,960,867
  Series A, 5.875%, 6/1/2005 (c) .............................................    3,385,000          AAA             3,697,300
Florida
Dade County, FL, Guaranteed Entitlement Revenue:
  Zero Coupon, 8/1/2014 (c) (d) ..............................................    4,000,000          AAA             1,653,040
  Zero Coupon, 8/1/2018 (c) (d) ..............................................    6,000,000          AAA             1,817,940
Escambia County, FL, Utilities Authorization, Refunding, Series D, 5%,
  1/1/2004 (c) ...............................................................    2,000,000          AAA             2,108,360
Orange County, FL, Health Facilities Authority Revenue Hospital,
  Orlando Regional Healthcare, Series 1996 A, 6%, 10/1/2003 (c) ..............    3,000,000          AAA             3,269,880
Georgia
Clayton County, GA, Hospital Authority Revenue, 5.25%, 8/1/2012 (c) ..........    2,275,000          AAA             2,405,107
Fulton County, GA, School District, General Obligation, 5.25%, 1/1/2013 ......    1,500,000          AA              1,609,455
Georgia, General Obligation, Series B, 6.75%, 9/1/2010 .......................    5,370,000          AAA             6,601,717
Georgia, General Obligation, Series E, 6.75%, 12/1/2012 ......................    6,620,000          AAA             8,203,173
Hawaii
Hawaii State General Obligation, Unlimited Tax, Series 1993 CI, 4.75%,
  11/1/2008 ..................................................................    7,050,000          AA              7,273,274
Illinois
Alton, IL, Health Facilities Revenue, 6.7%, 2/15/2000 (c) ....................    1,065,000          AAA             1,088,334
Berwyn, IL, Hospital Revenue, MacNeal Memorial Hospital, Series 1995, 5.25%,
  6/1/2004 (c) ...............................................................    3,935,000          AAA             4,155,006
Boone, McHenry and Dekalb Counties, IL, Community Unit School District 100,
  General Obligation, Zero Coupon, 12/1/2012 (c) .............................    2,545,000          AAA             1,311,668
Chicago, Illinois, Water Revenue, Capital Appreciation, Series 1997, Zero
  Coupon, 11/1/2011 (c) ......................................................    5,000,000          AAA             2,747,650

    The accompanying notes are an integral part of the financial statements.


                     12 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Cook County, IL, Community Unit School District 401, Elmwood Park,
  Series 1997:
  Zero Coupon, 12/1/2007 (c) .................................................    2,180,000          AAA             1,428,140
  Zero Coupon, 12/1/2009 (c) .................................................    3,625,000          AAA             2,213,498
Hoffman Estates, IL, Tax Increment Revenue, Capital Appreciation,
  Junior Lien, Series 1991:
   Zero Coupon, 5/15/2004 ....................................................    2,450,000          A               1,961,764
   Zero Coupon, 5/15/2006 ....................................................    8,500,000          A               6,175,845
Illinois Development Finance Authority, Pollution Control, Revenue
  Refunding, Commonwealth Edison, Series 1994, 5.3%, 1/15/2004 (c) ...........    7,500,000          AAA             7,926,450
Illinois Educational Facilities Authority Revenue, Loyola University,
  Revenue Refunding, 1991 Series A, Zero Coupon, 7/1/2002 ....................    2,130,000          AAA             1,855,571
Illinois, General Obligation:
  6.7%, 6/1/2003 (d) .........................................................    2,140,000          AAA             2,279,635
  4.6%, 12/1/2005 ............................................................    5,000,000          AA              5,158,800
Illinois Health Facilities Authority:
  Evangelical Hospitals, Series B, 6.1%, 4/15/2001 (c) .......................    1,240,000          AAA             1,306,278
  Sisters Services, Series C, 6.1%, 6/1/2000 (c) .............................    1,500,000          AAA             1,554,360
  Sisters Services, Series C, 6.2%, 6/1/2001 (c) .............................    1,900,000          AAA             2,007,825
Kendall, Kane and Will Counties, IL, School District, Zero Coupon,
  3/1/2003 (c) ...............................................................    1,345,000          AAA             1,136,673
Macon and Decatur County, IL, Public Building Commission, Certificate of
  Participation, General Obligation, 6.3%, 1/1/2000 (c) ......................    1,320,000          AAA             1,361,092
Metropolitan Pier and Exposition Authority of Illinois, McCormick Place
  Expansion Project, Coupon Receipts, Zero Coupon, 6/15/2004 (c) .............   14,400,000          AAA            11,521,440
Rosemont, IL, Tax Increment-2, Secondary, Series B, Zero Coupon,
  12/1/2002 (c) ..............................................................    2,785,000          AAA             2,386,661
Rosemont, IL, Tax Increment-3, Secondary, Series C, Zero Coupon,
  12/1/2002 (c) ..............................................................    3,345,000          AAA             2,866,565
Indiana
Indiana Housing Finance Authority, Single Family Mortgage Revenue,
  Series 1995 C-1, 5.25%, 7/1/2012 ...........................................      755,000          AAA               767,012
Indianapolis, IN, Resource Recovery Revenue, Ogden Martin Systems Inc.
  Project, 6.75%, 12/1/2007 (c) ..............................................    6,000,000          AAA             7,031,400
Madison County, IN, Hospital Authority, Holy Cross Health System, 6.7%,
  12/1/2002 (c) (d) ..........................................................    1,385,000          AAA             1,525,342
Iowa
Iowa Certificate of Participation, 1992 Series A, 6.25%, 7/1/2002 (c) ........    5,000,000          AAA             5,379,250

    The accompanying notes are an integral part of the financial statements.


                     13 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Kansas
Kansas City, KS, Utility System Revenue:
  ETM, Zero Coupon, 3/1/2003** (c) (d) .......................................    3,850,000          AAA             3,273,655
  Unrefunded Balance, Zero Coupon, 3/1/2003 (c) ..............................    2,750,000          AAA             2,337,390
Louisiana
Jefferson Parish, LA, School Board Sales & Use Tax Revenue, ETM, Series
  1986A, 7.35%, 2/1/2003** (d) ...............................................    5,055,000          A               5,743,137
Lousiana Housing Finance Agency, Mortgage Revenue Refunding, Single
  Family, Series 1995 C-1, 5.125%, 12/1/2010 (c) .............................    1,580,000          AAA             1,617,873
Orleans, LA, Levee District, Levee Improvement Bonds, Series 1986,
  5.95%, 11/1/2014 (c) .......................................................    1,815,000          AAA             2,007,826
Massachusetts
Massachusetts General Obligation:
  Refunding, Series B, 6.375%, 8/1/2002 ......................................    2,150,000          A               2,337,502
  Series A, 6.4%, 8/1/2003 ...................................................    1,000,000          A               1,102,280
  Series C, 5.25%, 8/1/2012 ..................................................    4,000,000          AA              4,245,840
Massachusetts Health & Educational Facilities Authority, St. Joseph's
  Hospital, Series C, Prerefunded 10/1/1999, 9.5%, 10/1/2020 (d) .............    2,765,000          AAA             2,948,983
Massachusetts Housing Finance Agency, Series 1992 C, FNMA Collateralized:
  6.25%, 5/15/2002 ...........................................................    2,000,000          AAA             2,105,060
  6.25%, 11/15/2002 ..........................................................    3,420,000          AAA             3,631,561
Massachusetts Industrial Finance Agency:
  Resource Recovery, North Andover Solid Waste, Series A, 6.15%,
    7/1/2002 .................................................................    3,250,000          BBB             3,420,593
  Sturdy Memorial Hospital, 7.9%, 6/1/2009 ...................................    1,640,000          A               1,701,877
Massachusetts Municipal Wholesale Electric Co., Power Supply System
  Revenue, Series A, 6.625%, 7/1/2003 ........................................    3,165,000          A               3,450,894
Massachusetts Water Resource Authority, Series A, 7.25%, 4/1/2001 ............    1,000,000          A               1,062,090
Michigan
Detroit, MI, City School District, Refunded, Series C, 5.25%,
  5/1/2013 (c) ...............................................................    1,000,000          AAA             1,066,200
Michigan Hospital Finance Authority, Hospital Revenue, Sinai Hospital,
  Series 1995, 6%, 1/1/2008 ..................................................    2,000,000          A               2,207,740
Michigan Municipal Bond Authority, Local Government Loan Program, School
  Improvement, Zero Coupon, 6/15/2006 (c) ....................................    4,750,000          AAA             3,479,185
Michigan State Trunk Line, Revenue Bond, 5.25%, 11/1/2012 ....................    2,000,000          AA              2,142,860
Romulus Township, MI, School District, Series II, Zero Coupon,
  5/1/2022 (c) (d) ...........................................................   12,400,000          AAA             3,192,008

    The accompanying notes are an integral part of the financial statements.


                     14 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Mississippi
Mississippi Higher Education Assistance Corp., Student Loan Revenue,
  1992 Series A, 6.2%, 1/1/2002 ..............................................    1,200,000          A               1,257,000
Mississippi Hospital Equipment and Facilities Authority Revenue, Rush
  Medical Foundation, Series 1997 A, 5.4%, 1/1/2007 ..........................    1,760,000          BBB             1,808,171
Nevada
Clark County, NV, School District, General Obligation, Building and
  Renovation, Series B, 6.5%, 6/15/2007 (c) ..................................    7,000,000          AAA             8,141,700
Nevada State Housing Division, Single Family Mortgage Revenue,
  Series R, 5.95%, 10/1/2011 .................................................    2,030,000          AA              2,134,464
New Hampshire
New Hampshire Higher Education & Health Facilities Authority, Hospital
  Revenue:
  Catholic Charities Series 1997 A, 5.75%, 8/1/2011 ..........................    1,300,000          SKI             1,327,274
  Frisbie Memorial Hospital, Series 1993, 5.25%, 10/1/1999 ...................      710,000          BBB               712,776
New Jersey
New Jersey State, General Obligation, Unlimited Refunded, Series E, 6%,
  7/15/2003 ..................................................................    5,750,000          AA              6,282,508
New Jersey Economic Development Authority, Series A, 7%, 7/1/2004 (c) ........    2,500,000          AAA             2,868,325
New Mexico
Bernalillo County, NM, Gross Receipts Tax Revenue, 5%, 4/1/2012 ..............    1,000,000          AA              1,049,220
New York
Long Island Power Authority, Electrical Systems Revenue Bond, 5.125%,
  4/1/2012 (c) ...............................................................    3,000,000          AAA             3,136,380
Metropolitan Transportation Authority of New York, Service Contract:
  Commuter Facilities Revenue:
   6.75%, 7/1/2000 ...........................................................    1,200,000          BBB             1,255,968
   6.9%, 7/1/2001 ............................................................    1,280,000          BBB             1,375,501
  Transit Facilities Revenue:
   6.75%, 7/1/2000 ...........................................................    2,270,000          BBB             2,375,873
   6.9%, 7/1/2001 ............................................................    2,415,000          BBB             2,595,183
   Series O, 5.75%, 7/1/2007 .................................................    1,975,000          BBB             2,181,546
New York City, NY, General Obligation:
  Series 1995 E, 6.6%, 8/1/2004 ..............................................    2,500,000          A               2,815,350
  Series 1996 A, 7%, 8/1/2006 ................................................    2,000,000          A               2,360,100
  Series 1996 G, 6.75%, 2/1/2009 .............................................    5,000,000          A               5,965,900
  Series A, 6%, 8/1/2005 (c) .................................................    2,560,000          AAA             2,833,485
  Series A, 7%, 8/1/2004 .....................................................    7,650,000          A               8,766,441
  Series B, 6.75%, 8/15/2003 .................................................    7,000,000          A               7,813,400

    The accompanying notes are an integral part of the financial statements.


                     15 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
  Series B, 6.6%, 10/1/2003 (d) ..............................................    9,380,000          AAA            10,435,813
  Series B, 6.6%, 10/1/2003 ..................................................      820,000          A                 904,854
  Series B, 7.25%, 8/15/2007 .................................................    2,900,000          A               3,518,425
  Series C, 6.3%, 8/1/2003 (c) ...............................................       50,000          AAA                54,656
  Series H, ETM, 6.9%, 2/1/2001** (d) ........................................      505,000          AAA               539,178
New York, NY, Series B, 6.4%, 10/1/2002 (d) ..................................    1,605,000          A               1,753,559
New York, NY, Series B, 6.4%, 10/1/2002 ......................................    3,300,000          A               3,587,859
New York State, Hospital Revenue Bond, 5.5%, 2/1/2011 (c) ....................    4,825,000          AAA             5,284,437
New York State, Revenue Bonds, Dormitory Authority, 7%, 5/15/2016 ............    1,900,000          A               2,018,351
New York State Dormitory Authority:
  City University System, Consolidated Revenue Lease, Series A, 5.5%,
    7/1/2003 .................................................................    8,000,000          BBB             8,503,280
  City University System, Consolidated Revenue Lease, Series A, 5.5%,
    7/1/2003 (c) .............................................................    1,250,000          AAA             1,335,013
  College and University Pooled Capital Program, 7.8%, 12/1/2005 (c) .........      260,000          AAA               269,110
  Cons City University System, 5.75%, 7/1/2006 (c) ...........................    1,750,000          AAA             1,932,438
New York State Energy Research and Development Authority, Pollution
  Control Revenue, Electric and Gas, 5.9%, 12/1/2006 (c) .....................    5,200,000          AAA             5,827,848
New York State Medical Care Facilities, Finance Agency Revenue, Mount
  Sinai Hospital, 5.95%, 8/15/2009 ...........................................    5,430,000          AAA             5,730,388
New York State Thruway Authority, Special Obligation, Zero Coupon,
  1/1/2002 ...................................................................    3,155,000          BBB             2,788,389
New York State Urban Development Corp. Revenue, Correctional Facilities:
  Series A, 5.3%, 1/1/2005 (c) ...............................................    7,000,000          AAA             7,469,630
  Series A, 5.4%, 1/1/2006 (c) ...............................................    3,500,000          AAA             3,772,230
North Carolina
North Carolina, Municipal Power Agency No. 1, Catawba Electric Revenue:
  Series 1992, 5.9%, 1/1/2003 (c) ............................................    2,550,000          AAA             2,744,642
  Series 1993, 4.1%, 1/1/2005 (c) ............................................    3,000,000          AAA             3,022,230
North Dakota
Bismarck, ND, Hospital Revenue, St. Alexius Medical Center, Series 1991,
  Zero Coupon, 5/1/2000 (c) ..................................................    2,850,000          AAA             2,720,183
Grand Forks, ND, Health Care Facilities, United Hospital Obligation
  Group, Series A, 6%, 12/1/2002 (c) .........................................    1,160,000          AAA             1,248,230
Ohio
Franklin County, OH, Health Care Facilities, Revenue Refunding, Ohio
  Presbyterian Services:
   5.15%, 7/1/2007 ...........................................................    1,000,000          SKI             1,020,280
   5.4%, 7/1/2010 ............................................................    1,000,000          SKI             1,027,090

    The accompanying notes are an integral part of the financial statements.


                     16 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Hamilton County, OH, Health System Revenue, Franciscan Sisters of the
  Poor Health System, Providence Hospital, Series 1992, 6.375%, 7/1/2004 .....    4,495,000          BBB             4,776,971
Oregon
Chemeketa, OR, Community College District, General Obligation, 5.5%,
  6/1/2013 ...................................................................    2,170,000          AAA             2,380,338
Pennsylvania
Armstrong County, PA, Hospital Authority, St. Frances Medical Center,
  Series A, 6.2%, 6/1/2003 (c) ...............................................    3,090,000          AAA             3,365,072
Montgomery County, PA, Redevelopment Authority, Multi Family Housing
  Revenue Refunding, KBF Associates, LP Project, 6%, 7/1/2004 ................    2,685,000          BBB             2,814,041
Pennsylvania State Industrial Development Authority, Economic
  Development, 6%, 1/1/2012 (c) ..............................................    1,000,000          AAA             1,095,240
Philadelphia, PA, General Obligation, Revenue Refunding, Series A,
  11.5%, 8/1/1999 (c) ........................................................    1,000,000          AAA             1,047,940
Schuykill County, PA, Redevelopment Authority, Lease Rental, Series A,
  6.55%, 6/1/2000 (c) ........................................................    1,105,000          AAA             1,153,001
Scranton-Lackawanna, PA, Health & Welfare Authority, 5.5%, 7/1/2008 (c) ......    2,725,000          AAA             2,962,320
Somerset County, PA, General Authority, Commonwealth Lease Revenue,
  ETM, 6.45%, 10/15/2000** (c) (d) ...........................................    2,000,000          AAA             2,106,580
South Carolina
South Carolina Jobs-Economic Development Authority, Franciscan Sisters
  of the Poor Health System Inc., St. Francis Hospital, 6.375%, 7/1/2004 .....    3,420,000          BBB             3,634,537
Sumter County, SC, Hospital Facility Revenue Refunding, Tuomey Medical
  Center, 6.375%, 11/15/1999 (c) .............................................    1,000,000          AAA             1,028,490
Tennessee
Nashville and Davidson Counties, TN, Water and Sewer Revenue, Series B,
  5.25%, 1/1/2013 (c) ........................................................    3,310,000          AAA             3,537,331
Texas
Austin, TX, Combined Utility System Revenue, Zero Coupon, 11/15/2009 (c) .....    6,775,000          AAA             4,180,717
Brownsville, TX, Utility System Revenue Refunding:
  Series 1995, 6%, 9/1/2008 (c) ..............................................    1,000,000          AAA             1,134,930
  Series 1995, 6%, 9/1/2009 (c) ..............................................    2,700,000          AAA             3,080,025
Denison, TX, Hospital Authority, Revenue Bond, Texoma Medical Center
  Inc. Project, 6.125%, 8/15/2012 ............................................    1,000,000          BBB             1,045,810
Harris County, TX, Toll Road Authority, Toll Road Revenue, Subordinate
  Lien:
  Series A, Zero Coupon, 8/15/2006 (c) .......................................    3,915,000          AAA             2,830,741
  Series A, Zero Coupon, 8/15/2007 (c) .......................................    1,050,000          AAA               723,902

    The accompanying notes are an integral part of the financial statements.


                     17 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
Houston, TX, Water & Sewer System Authority, Series C, Zero Coupon,
  12/1/2004 (c) ..............................................................    5,000,000          AAA             3,932,650
Laredo, TX, General Obligation, Refunded, 5.125%, 8/15/2012 (c) ..............    2,000,000          AAA             2,074,400
Richardson, TX, Hospital Authority Refunding and Improvement, Richardson
  Medical Center, Series 1993, 6.5%, 12/1/2012 ...............................    1,730,000          BBB             1,924,227
San Antonio, TX, Electric and Gas Revenue Bond, Refunded, Series A,
  5.25%, 2/1/2012 ............................................................    3,000,000          AA              3,175,470
Texas Municipal Power Agency, Zero Coupon, 9/1/2007 (c) ......................    8,385,000          AAA             5,769,802
Texas Public Finance Authority, Building Revenue Refunding, Zero Coupon,
  2/1/2009 (c) ...............................................................    5,860,000          AAA             3,744,950
Utah
Intermountain Power Agency, UT, Power Supply Revenue:
  Series A, 5.25%, 7/1/2012 (c) ..............................................    7,000,000          AAA             7,360,640
  Series B, Zero Coupon, 7/1/2001 (c) ........................................   10,495,000          AAA             9,540,690
  Series B, Zero Coupon, 7/1/2002 (c) ........................................    2,500,000          AAA             2,180,150
  Series B, 6.25%, 7/1/2006 (c) ..............................................    8,000,000          AAA             9,078,800
Salt Lake County, UT, Water Conservation District, Series A, Zero
  Coupon, 10/1/2003 (c) ......................................................    3,200,000          AAA             2,650,016
Virgin Islands
Virgin Islands, General Obligation, Public Finance Authority Revenue,
  Matching Fund Loan Notes, Series A, 6.8%, 10/1/2000 ........................    1,035,000          SKI             1,095,672
Virgin Islands, Revenue Bonds, Public Finance Authority, Series C, 5.5%,
  10/1/2005 ..................................................................    3,000,000          BBB-            3,182,250
Virgin Islands, Water and Public Finance Authority, Electric Systems,
  Revenue Refunding, 5.25%, 7/1/2009 .........................................    2,000,000          SKI             2,099,660
Virginia
Peninsula Ports Authority, VA, Health Systems Revenue, Refunded,
  Riverside Health Systems, 5.25%, 7/1/2013 (e) ..............................    2,885,000          AA              2,978,445
Washington
Clark County, WA, Public Utility District 1, Generating System Revenue
  Bonds, 6%, 1/1/2007 (c) ....................................................   12,150,000          AAA            13,631,814
Clark County, WA, School District, General Obligation, 5%, 12/1/2011 (c) .....    1,820,000          AAA             1,906,705
King County, WA, Public Hospital District 1, Hospital Facility, Revenue
  Refunding Bond, Valley Medical Center, 6%, 9/1/2009 (c) ....................    1,940,000          AAA             2,199,553
Snohomish County, WA, Public Utility District #1, 1991 Series B, 6.4%,
  1/1/2000 ...................................................................    2,000,000          A               2,062,900
Washington Public Power Supply System:
  Nuclear Project #1, Revenue Refunding:
   Series A, 6%, 7/1/2005 (c) ................................................    2,950,000          AAA             3,252,847
   Series B, 5.15%, 7/1/2002 .................................................    5,275,000          AA              5,490,537

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Medium Term Tax Free Fund

                                                                                                    Credit
                                                                                  Principal        Rating (b)        Market
                                                                                  Amount ($)      (Unaudited)       Value ($)
==============================================================================================================================
  Nuclear Project #2, Revenue Refunding:
   Series A, 6.3%, 7/1/2001                                                       6,000,000          AA              6,358,920
   Series 1990 C, 7.5%, 7/1/2003 (d)                                              5,800,000          AA              6,345,490
   Series A, 4.9%, 7/1/2005                                                       4,330,000          AA              4,503,373
   Series A, 5.8%, 7/1/2007                                                       2,120,000          AA              2,330,156
   Series A, 5.25%, 7/1/2008                                                      3,000,000          AA              3,149,670
   Series B, 5.15%, 7/1/2002                                                      6,085,000          AA              6,333,633
  Nuclear Project #3, Revenue Refunding:
   Series B, 7.15%, 7/1/2001                                                      1,310,000          AA              1,378,120
   Series B, 5.15%, 7/1/2002                                                      3,165,000          AA              3,294,322
   Series B, 5.25%, 7/1/2003                                                      3,000,000          AA              3,155,550
   Series B, Zero Coupon, 7/1/2004 (c)                                            8,000,000          AAA             6,399,520
Washington State Housing Finance, Single Family Mortgage Revenue,
  Series A, 7.1%, 12/1/2017                                                          65,000          AAA                65,931
Washington State, Higher Education Facilities Revenue Bond, 4.95%,
  4/1/2011 (c)                                                                    1,500,000          AAA             1,556,910
West Virginia
South Charleston, WV, Pollution Control Revenue, Union Carbide, 7.625%,
  8/1/2005                                                                        2,000,000          BBB             2,351,600
Wisconsin
Wisconsin Health & Educational Facilities Authority:
  Columbia Hospital Inc., 6.125%, 11/15/2001 (c)                                  1,000,000          AAA             1,063,710
  Mercy Health System Corporation:
   6%, 8/15/2005 (c)                                                              1,400,000          AAA             1,544,116
   6.125%, 8/15/2006 (c)                                                          1,480,000          AAA             1,655,202
   6.25%, 8/15/2007 (c)                                                           1,000,000          AAA             1,135,180
  Wheaton Franciscan Hospital:
   6%, 8/15/2002 (c)                                                              1,000,000          AAA             1,069,630
   5.8%, 8/15/2004 (c)                                                            1,675,000          AAA             1,818,179
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $623,745,301)                                                          668,143,963
------------------------------------------------------------------------------------------------------------------------------
==============================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $626,845,301) (a)                                                       671,243,963
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     19 - Scudder Medium Term Tax Free Fund

      (a) The cost for federal income tax purposes was $626,845,301. At December 31, 1998, net unrealized appreciation based on tax cost for all securities was $44,398,662. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $44,403,040 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,378.

      (b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings are either Standard & Poor's Rating Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

      (c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

      (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issue and to retire the bonds in full at the earliest refunding date.

      (e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

      (f) At December 31, 1998, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

       * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

      ** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.


                     20 - Scudder Medium Term Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                             as of December 31, 1998

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $626,845,301) ..................    $ 671,243,963
                 Cash ...................................................................          680,715
                 Receivable for investments sold ........................................        1,645,000
                 Interest receivable ....................................................        9,240,661
                 Receivable for Fund shares sold ........................................          323,341
                 Other assets ...........................................................           14,265
                                                                                            ----------------
                 Total assets ...........................................................      683,147,945
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased ......................................        2,987,312
                 Dividends payable ......................................................          900,919
                 Payable for Fund shares redeemed .......................................          527,808
                 Accrued management fee .................................................          323,906
                 Other payables and accrued expenses ....................................          217,445
                                                                                            ----------------
                 Total liabilities ......................................................        4,957,390
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 678,190,555
               ---------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ..............       44,398,662
                 Accumulated net realized gain ..........................................          212,771
                 Paid-in capital ........................................................      633,579,122
               ---------------------------------------------------------------------------------------------
                 Net assets, at market value                                                 $ 678,190,555
               ---------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($678,190,555 /59,066,560 outstanding shares of beneficial interest,    ----------------
                    $.01 par value, unlimited number of shares authorized)...............           $11.48
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                     21 - Scudder Medium Term Tax Free Fund

                             Statement of Operations
                          year ended December 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...............................................................   $  35,234,097
                                                                                            ----------------

                 Expenses:
                 Management fee .........................................................       3,867,414
                 Services to shareholders ...............................................         611,122
                 Custodian and accounting fees ..........................................         153,255
                 Trustees' fees and expenses ............................................          38,387
                 Reports to shareholders ................................................          61,235
                 Auditing ...............................................................          53,448
                 Registration fees ......................................................          38,074
                 Legal ..................................................................          12,966
                 Other ..................................................................          22,371
                                                                                            ----------------
                                                                                                4,858,272
               ---------------------------------------------------------------------------------------------
                 Net investment income                                                         30,375,825
               ---------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) on investments ................................       2,094,910
                 Net unrealized appreciation (depreciation) during the period on
                    investments .........................................................       3,869,091
               ---------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                     5,964,001
               ---------------------------------------------------------------------------------------------

               ---------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $  36,339,826
               ---------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                     22 - Scudder Medium Term Tax Free Fund

                       Statements of Changes in Net Assets

                                                                              Years Ended December 31,
Increase (Decrease) in Net Assets                                              1998              1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..................................  $ 30,375,825      $ 29,971,130
                 Net realized gain (loss) from investments ..............     2,094,910         1,973,818
                 Net unrealized appreciation (depreciation) on
                    investments during the period .......................     3,869,091        15,628,599
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations ...    36,339,826        47,573,547
                                                                          ----------------  ----------------
                 Distributions to shareholders:
                 From net investment income .............................   (30,380,935)      (29,971,130)
                                                                          ----------------  ----------------
                 From net realized gains from investment transactions ...    (2,121,192)       (2,873,760)
                                                                          ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ..............................   148,879,720       128,178,450
                 Net asset value of shares issued to shareholders
                    in reinvestment of distributions ....................    20,941,810        21,001,873
                 Cost of shares redeemed ................................  (152,419,713)     (157,462,022)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund
                    share transactions ..................................    17,401,817        (8,281,699)
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets ......................    21,239,516         6,446,958
                 Net assets at beginning of period ......................   656,951,039       650,504,081
                                                                          ----------------  ----------------
                 Net assets at end of period ............................  $678,190,555      $656,951,039
                                                                          ----------------  ----------------
Other Information
----------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ..............    57,554,739        58,325,377
                                                                          ----------------  ----------------
                 Shares sold ............................................    13,026,477        11,430,174
                 Shares issued to shareholders in reinvestment of
                    distributions .......................................     1,831,600         1,872,167
                 Shares redeemed ........................................   (13,346,256)      (14,072,979)
                                                                          ----------------  ----------------
                 Net increase (decrease) in Fund shares .................     1,511,821          (770,638)
                                                                          ----------------  ----------------
                 Shares outstanding at end of period ....................    59,066,560        57,554,739
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                     23 - Scudder Medium Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                 Years Ended December 31,
                                                                    1998        1997       1996        1995        1994
============================================================================================================================
                                                                ------------------------------------------------------------
Net asset value, beginning of period ........................     $ 11.41     $ 11.15    $ 11.26     $ 10.39    $ 11.36
                                                                ------------------------------------------------------------
Income from investment operations:
Net investment income .......................................         .52         .52        .53         .54        .53
Net realized and unrealized gain (loss) on investments ......         .11         .31       (.09)        .92       (.92)
                                                                ------------------------------------------------------------
Total from investment operations ............................         .63         .83        .44        1.46       (.39)
                                                                ------------------------------------------------------------
Less distributions:
From net investment income ..................................        (.52)       (.52)      (.53)       (.54)      (.53)
From net realized gains on investments ......................        (.04)       (.05)      (.02)       (.05)      (.05)
                                                                ------------------------------------------------------------
Total distributions .........................................        (.56)       (.57)      (.55)       (.59)      (.58)
                                                                ------------------------------------------------------------
                                                                ------------------------------------------------------------
Net asset value, end of period ..............................     $ 11.48     $ 11.41    $ 11.15     $ 11.26    $ 10.39
                                                                ------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ............................................        5.58        7.69       4.02       14.32(a)   (3.50)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ......................         678         657        651         712        701
Ratio of operating expenses net, to average daily net
  assets (%) ................................................         .72         .74        .72         .70        .63
Ratio of operating expenses before expense reductions, to
  average daily net assets ..................................         .72         .74        .72         .72        .71
Ratio of net investment income to average daily net
  assets (%) ................................................        4.51        4.67       4.75        4.92       4.94
Portfolio turnover rate (%) .................................       10.75        13.4       14.1        36.1       33.8

(a)   Total returns may have been lower had certain expenses not been reduced.


                     24 - Scudder Medium Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

From November 1 through December 31, 1998, the Fund incurred approximately $5,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer theses losses and treat them as arising in the fiscal year ended December 31, 1999.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

                     25 - Scudder Medium Term Tax Free Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $78,573,792 and $70,467,320, respectively.

                               C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the year ended December 31, 1998, the management fee aggregated $3,867,414 which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

Effective September 7, 1998, Zurich Insurance Company ("Zurich"), majority owner of the Adviser, entered into an agreement with B.A.T Industries p.l.c. ("B.A.T") pursuant to which the financial services businesses of B.A.T were combined with Zurich's businesses to form a new global insurance and financial services company known as Zurich Financial Services. Upon consummation of the transaction, the Fund's Management Agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. In December 1998, the Board of Trustees and the shareholders of the Fund approved a new investment management agreement with Scudder Kemper, which is substantially identical to the former Agreement, except for the dates of execution and termination.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1998 the amount charged to the Fund by SSC aggregated $347,239, of which $30,267 is unpaid at December 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $93,421, of which $7,790 is unpaid at December 31, 1998.

                     26 - Scudder Medium Term Tax Free Fund

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $38,387.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


                     27 - Scudder Medium Term Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Medium Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 16, 1999


                     28 - Scudder Medium Term Tax Free Fund

                                 Tax Information

By now shareholders for whom year-end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

Of the dividends paid from net investment income for the fiscal year ended December 31, 1998, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes. The Fund paid distributions of $0.031 per share from net long-term capital gains during the year ended December 31, 1998.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $2,100,000 as capital gain dividends for the year ended December 31, 1998.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.


                     29 - Scudder Medium Term Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Medium Term Tax Free Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        36,583,507           722,632          1,220,408             0


2. To approve the revision of the Fund's fundamental lending policy.


                                Number of Votes:
                                ----------------

            For              Against           Abstain      Broker Non-Votes*
            ---              -------           -------      -----------------

        33,361,375          1,377,775         1,537,135         2,250,262





--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                     30 - Scudder Medium Term Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.




                     31 - Scudder Medium Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Thomas W. Joseph*
Vice President

Ashton P. Goodfield*
Vice President

Ann M. McCreary*
Vice President

Thomas F. McDonough*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                   *Scudder Kemper Investments, Inc.

                     32 - Scudder Medium Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     33 - Scudder Medium Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     34 - Scudder Medium Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     35 - Scudder Medium Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $230 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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